PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17

PGIM ESG Total Return Bond Fund

PGIM ESG Short Duration Multi-Sector Bond Fund

Supplement dated December 6, 2024 to the

Summary Prospectus, Prospectus and

Statement of Additional Information, each

dated October 30, 2024

The Board of Directors of Prudential Investment Portfolios, Inc. 17, of which PGIM ESG Total Return Bond Fund and PGIM ESG Short Duration Multi-Sector Bond Fund (each a “Fund”, together the “Funds”) are each a series, has determined after consideration of various factors, including asset level considerations, that it is in the best interests of each Fund’s shareholders for each Fund to cease operations. Accordingly, the Board has approved a proposal to liquidate all of the assets of each Fund and redeem any outstanding shares of each Fund on the liquidation date.

Each Fund liquidation is expected to occur at the close of business on or about February 25, 2025, and the Funds’ transfer agent will make remittances to shareholders as soon as practicable thereafter. Fund shareholders will receive payment equivalent to the net asset value of their shares as of the liquidation date (i.e., the redemption date). Each Fund reserves the right to implement and effect the liquidation of the Fund earlier than the expected liquidation date if, due to asset outflows or other factors, it is determined that it would be in the best interests of a Fund and its shareholders to liquidate a Fund on an accelerated basis. The liquidation date may be changed without notice at the discretion of the Corporation’s officers.

You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in each Fund.

Fund shareholders may exchange their shares for shares of certain other PGIM Investments mutual funds in accordance with the terms of each Fund’s prospectus at any time prior to each Fund’s liquidation. Fund shares held on the liquidation date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of PGIM Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

Any contingent deferred sales charge (“CDSC”) that would otherwise be applicable to a shareholder of a Fund will be waived at the time of the liquidation. You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

If you are subject to federal income tax, the liquidation of the applicable Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, each Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences of the liquidations.

In preparation for the liquidation of each Fund, each Fund will be closed to most purchases and exchanges at the close of business on or about December 9, 2024. Each Fund will depart from its stated investment objective and policies as it intends to convert all of its portfolio securities to cash or cash equivalents until it is liquidated on the liquidation date (or for a period prior to the liquidation date). Dividends paid by each Fund may continue to be reinvested until the liquidation date. All costs associated with the liquidation will be borne by each Fund.

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